AMERICAN PERFORMANCE FUNDS
Supplement dated January 31, 2007
to the
U.S. Tax-Efficient Small Cap Equity Fund
Prospectus
dated January 1, 2007
and
Statement of Additional Information
dated January 1, 2007
Shareholders are hereby notified that the Board of Trustees of the American Performance Funds has approved the liquidation and termination of the American Performance U.S. Tax-Efficient Small Cap Equity Fund (the “Fund”). Accordingly, the Fund will cease operations on March 15, 2007. Prior to this date, shareholders are free to exchange or redeem their shares in accordance with the Fund’s prospectus. To maintain the liquidity necessary to satisfy redemption requests during the transition period prior to the Fund’s termination, it is anticipated that the Fund will hold a large percentage of its equity assets through iShares®*. After paying all outstanding obligations, taxes, and other liabilities (accrued or contingent), the Fund will distribute to its shareholders their pro rata share of the proceeds in cash after it ceases operation.
As of the date of this supplement, the Fund will be closed to new shareholders. The Fund’s investment advisor, AXIA Investment Management, Inc., has agreed to waive fees and/or assume expenses to the extent necessary to limit the Fund’s total annual fund operating expenses to 1.18% with respect to No-Load Investor Shares and 0.83% with respect to Institutional Shares until the Fund’s termination.
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*	iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor the iShares® funds make any representations regarding the advisability of investing in an iShares® fund.
SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE
APPLICABLE PROSPECTUS FOR FUTURE REFERENCE.
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